UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 25, 1998

            FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.
             Mortgage Pass-Through Certificates, Series 1998-A Trust


North Carolina (governing law of    333-03574      52-2101235
Pooling and Servicing Agreement)    (Commission    52-2101236
(State or other                     File Number)   IRS EIN
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        7485 New Horizon Way                                 21703
        Frederick, Maryland                                 (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (301) 696-7900



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On August 25, 1998 a distribution was made to holders of FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC., Mortgage Pass-Through Certificates, Series 1998-A Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

             EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-A Trust, relating to the August 25, 1998 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



             FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.
              Mortgage Pass-Through Certificates, Series 1998-A Trust

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri J. Sharps, Vice President
              By:   Sherri J. Sharps, Vice President
              Date: 8/27/98


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of Mortgage Pass-Through
                Certificates, Series 1998-A Trust, relating to the August 25, 1998 distribution.